THE ONE®

INCOME ANNUITYSM

Issued By

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated April 12, 2010

to the

Prospectus dated May 1, 2005

This supplement describes a new investment choice added to your contract on or about April 9, 2010:

Transamerica Series Trust – Initial Class

Subadvised by Transamerica Investment Management, LLC

Transamerica Money Market VP

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

The One® Income AnnuitySM dated May 1, 2005